SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report: January 16, 2001
HOUSEHOLD CREDIT CARD MASTER TRUST I (Exact name of registrant as specified in its charter)
HOUSEHOLD FINANCE CORPORATION (Administrator of the Trust) (Exact name as specified in Administrators charter)
Delware (State or other jurisdiction of incorporation of Administrator)	33-97296 (Commission File Numbers)	Not Applicable (IRS Employer Identification Number of Registrant)
2700 Sanders Road, Prospect Heights, Illinois (Address of principal executive offices of Administrator)	60070 (Zip Code)
Administrators telephone number, including area code 847/564-5000

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Item 7. FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits
99(a)

Monthly Servicing Report to Trustee dated January 16, 2001 pursuant to Section 3.04(b) of the Pooling and Servicing Agreement dated as of December 1, 1995 (the "Pooling and Servicing Agreement") among HFC Card Funding Corporation (as Assignee of Household Card Funding Corporation), as Transferor, Household Finance Corporation, as Servicer, and The Bank of New York, as Trustee, with respect to the Class A and Class B Credit Card Participation Certificates, Series 1995-1.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Administrator has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.
HOUSEHOLD FINANCE CORPORATION, as Administrator of and on behalf of the HOUSEHOLD CREDIT CARD MASTER TRUST I (Registrant)

By: /s/ J. W. Blenke J. W. Blenke Authorized Representative
Dated: January 23, 2001

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EXHIBIT INDEX

Exhibit Number	Exhibit
99

Monthly Servicing Report to Trustee dated January 16, 2001 pursuant to Section 3.04(b) of the Pooling and Servicing Agreement dated as of December 1, 1995 (the "Pooling and Servicing Agreement") among HFC Card Funding Corporation (as Assignee of Household Card Funding Corporation), as Transferor, Household Finance Corporation, as Servicer, and The Bank of New York, as Trustee, with respect to the Class A and Class B Credit Card Participation Certificates, Series 1995-1.

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